Exhibit 99.2

LETTER OF TRANSMITTAL

Offer by

HMS 1 INC.,

a direct wholly owned subsidiary of

EXPEDIA, INC.

to exchange each outstanding share of common stock of

HOMEAWAY, INC.

for

$10.15 in cash

and

0.2065 of a share of common stock of Expedia, Inc.

(upon the terms and subject to the conditions described in the prospectus/offer to exchange and this letter of transmittal)

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, AT THE END OF DECEMBER 14, 2015, UNLESS EXTENDED OR TERMINATED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list if necessary. See Instruction 3)
	Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Total Number of Shares Tendered (including book entry shares and Direct Registration Shares)(2)

Total Shares

(1)  Need not be completed by stockholders tendering shares of common stock of HomeAway, Inc. by book-entry transfer.

(2)  Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the exchange agent (defined below) are being tendered. See Instruction 4.

The Depositary and Exchange Agent for the offer is:

By Mail:	By Express Mail or Overnight Delivery:

Computershare C/O Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare C/O Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

IF CERTIFICATE(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, PLEASE SEE INSTRUCTION 10.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The offer (described below) is not being made to (nor will tender of shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

Ladies and Gentlemen:

Expedia, Inc., a Delaware corporation (“Expedia”), through its direct wholly owned subsidiary HMS 1 Inc., a Delaware corporation (the “Offeror”), is offering, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange and in this letter of transmittal, to exchange for each outstanding share of common stock of HomeAway, Inc. (“HomeAway”), par value $0.0001 per share, validly tendered and not validly withdrawn in the offer:

•	$10.15 in cash; and

•	0.2065 of a share of Expedia common stock, par value $0.0001 per share, together with cash in lieu of any fractional shares of Expedia common stock;

in each case, without interest and less any applicable withholding taxes (such offer, on the terms and subject to the conditions and procedures described in the prospectus/offer to exchange and this letter of transmittal, together with any amendments or supplements thereto, the “offer”).

This letter of transmittal is to be used for tendering shares of common stock of HomeAway to the Offeror pursuant to the offer. HomeAway stockholders may use this letter of transmittal to tender shares of HomeAway common stock held in certificated form, with certificates evidencing such shares to be forwarded to the exchange agent with this letter of transmittal. HomeAway stockholders may also use this letter of transmittal to tender shares of HomeAway common stock held in electronic book-entry form, except that return of this letter of transmittal to the exchange agent is not required if a message is transmitted by The Depository Trust Company (“DTC”) to, and is received by, Computershare (the “exchange agent”), forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this letter of transmittal and that the Offeror may enforce this agreement against such participant (an “Agent’s Message”). In each case, tendering HomeAway stockholders should follow the other instructions set forth in this letter of transmittal and in the prospectus/offer to exchange, dated November 16, 2015 (the “prospectus/offer to exchange”), including the section of the prospectus/offer to exchange entitled “The Offer—Procedure for Tendering.”

The offer is scheduled to expire at 12:00 midnight, Eastern Standard Time, at the end of December 14, 2015, unless extended or terminated. “Expiration date” means 12:00 midnight, Eastern Standard Time, at the end of December 14, 2015, unless and until the Offeror has extended the period during which the offer is open, subject to the terms and conditions of the Agreement and Plan of Reorganization, dated November 4, 2015, among Expedia, the Offeror and HomeAway, in which event the term “expiration date” means the latest time and date at which the offer, as so extended by the Offeror, will expire. The Offeror is not providing for guaranteed delivery procedures. Accordingly, HomeAway stockholders must allow sufficient time for the necessary tender procedures to be completed during normal business hours prior to the expiration date.

By signing and returning this letter of transmittal, or through delivery of an Agent’s Message, the undersigned elects to tender his, her or its shares of HomeAway common stock pursuant to the foregoing.

Upon the terms and subject to the conditions of the offer (and, if the offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination), and effective upon acceptance for exchange of the shares of HomeAway common stock tendered herewith in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to any and all of the shares of HomeAway common stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of HomeAway common stock or other securities issued or issuable in respect thereof on or after the date hereof (or on or after the date of the applicable Agent’s Message) (collectively, “Distributions”)) and irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of HomeAway common stock (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such shares of HomeAway common stock (and any and all Distributions) or transfer ownership of such shares of HomeAway common stock (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (2) present such shares of HomeAway common stock (and any and all Distributions) for transfer on the books of HomeAway and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of HomeAway common stock (and any and all Distributions), all in accordance with the terms of the offer.

The undersigned hereby irrevocably appoints the designees of the Offeror as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the shares of HomeAway common stock tendered hereby (and any Distributions) that have been accepted for exchange by the Offeror. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of HomeAway common stock (and any and all Distributions). Such appointment will be effective when, and only to the extent that, the Offeror accepts such shares of HomeAway common stock for exchange and deposits with the exchange agent the transaction consideration for such shares. Such acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such shares of HomeAway common stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect thereto (and, if given or executed, will not be deemed effective). The designees of the Offeror will, with respect to the shares of HomeAway common stock (and such other shares of HomeAway common stock and securities) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of HomeAway stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Offeror reserves the right to require that, in order for shares of HomeAway common stock to be deemed validly tendered, immediately upon the Offeror’s acceptance of shares of HomeAway common stock for exchange, the Offeror must be able to exercise full voting, consent and other rights with respect to such shares of HomeAway common stock (and any and all Distributions).

The undersigned hereby represents and warrants that (1) the undersigned owns the tendered shares of HomeAway common stock (and any and all other shares of HomeAway common stock or other securities issued or issuable in respect of such shares of HomeAway common stock); (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered shares of HomeAway common stock (and any and all Distributions); and (3) when the same are accepted for exchange by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver all additional documents deemed by the exchange agent or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the shares of HomeAway common stock tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the exchange agent for the account of the Offeror all Distributions in respect of the shares of HomeAway common stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration payable in the offer in respect of the shares of HomeAway common stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by the Offeror in its sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the prospectus/offer to exchange, this tender is irrevocable.

The undersigned understands that the valid tender of shares of HomeAway common stock pursuant to any of the procedures described in the section of the prospectus/offer to exchange entitled “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms of and subject to the conditions to the offer (and, if the offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances set forth in the prospectus/offer to exchange, the Offeror may not be required to accept for exchange any of the shares of HomeAway common stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of HomeAway common stock that the undersigned has tendered are not effective, and the risk of loss of such shares of HomeAway common stock does not pass to the exchange agent, unless and until the exchange agent receives this letter of transmittal, properly completed and duly executed, or an Agent’s Message, together with all accompanying evidences of authority in form satisfactory to the Offeror and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT THE OFFEROR’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY SHARES OF HOMEAWAY COMMON STOCK WILL BE DETERMINED BY THE OFFEROR IN ITS DISCRETION, WHICH DETERMINATION WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of shares of HomeAway common stock will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of the Offeror, Expedia, HomeAway or any of their affiliates or assigns, the exchange agent or the information agent identified on the back page of this letter of transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the shares of HomeAway common stock and a check for cash (including any cash paid in lieu of a fractional share of Expedia common stock), and the return of any certificates for the shares of HomeAway common stock not tendered or not accepted for exchange, be in the name(s) of the undersigned (and, in the case of shares of HomeAway common stock tendered by book-entry transfer, by credit to the applicable account at DTC appearing above in the box titled “Description of Shares Tendered”). The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any shares of HomeAway common stock from the name of the registered holder(s) thereof if the Offeror does not accept for exchange any of the shares of HomeAway common stock so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the shares of HomeAway common stock and/or a check for cash (including any cash paid in lieu of a fractional share of Expedia common stock) and any certificates for the shares of HomeAway common stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be mailed to the undersigned at the address(es) of the registered holder(s) appearing above in the box titled “Description of Shares Tendered.” In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for shares of Expedia common stock (or, at Expedia’s election, evidence of book-entry of Expedia common stock) and a check for cash (including any cash in lieu of a fractional share of Expedia common stock) and the return of any certificates evidencing shares of HomeAway common stock not tendered or not accepted for exchange, be issued in the name(s) of and mailed to the person(s) so indicated. Stockholders tendering shares of HomeAway common stock by book-entry transfer may request that shares of HomeAway common stock not exchanged be credited to such account at DTC as such stockholder may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such shares of HomeAway common stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the shares of Expedia common stock and/or the check for cash payable pursuant to the offer (less applicable withholding taxes and without interest) are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Issue as follows:

Name
(Please Print)

Address

(Include Zip Code)

Area Code and Telephone No.

Taxpayer Identification or Social Security No.
(Also complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 7)

To be completed ONLY if the shares of Expedia common stock and/or the check for cash payable pursuant to the offer (less applicable withholding taxes and without interest) are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Mail as follows:

Name
(Please Print)

Address

(Include Zip Code)

Area Code and Telephone No.

IMPORTANT
STOCKHOLDER: SIGN HERE (Please complete and return the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable) SIGN HERE:

Signature(s)

Signature(s) of Holder(s) of Shares

Signature(s) of Holder(s) of Shares

Date

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)
Area Code and Telephone No.

Tax Identification or Social Security No. (See enclosed IRS Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s) (If Required—See Instructions 1 and 5)

Authorized Signature

Name

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone No

Date

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this letter of transmittal (1) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the shares of HomeAway common stock) of shares of HomeAway common stock and such holder(s) have not completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on this letter of transmittal or (2) if shares of HomeAway common stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “eligible institution”). In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See also Instruction 5.

2. Requirements of Tender. This letter of transmittal is to be completed and signed by HomeAway stockholders, with any required signature guarantees, and returned to the exchange agent, together with certificates of HomeAway common stock, if any, a properly completed IRS Form W-9 or IRS Form W-8, as applicable, and any other documents required by this letter of transmittal or the exchange agent, except that this letter of transmittal does not need to be used if an Agent’s Message is utilized. An “Agent’s Message” is a message transmitted by DTC to, and received by, the exchange agent, forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this letter of transmittal and that the Offeror may enforce this agreement against such participant. For a HomeAway stockholder to validly tender shares of HomeAway common stock pursuant to the offer, the exchange agent must receive prior to the expiration date this letter of transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this letter of transmittal or the exchange agent, together with any certificates representing tendered shares of HomeAway common stock, at one of the exchange agent’s addresses set forth on the back cover of this letter of transmittal. See also the section of the prospectus/offer to exchange entitled “The Offer—Procedure for Tendering.”

THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING HOMEAWAY COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING HOMEAWAY STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. THE OFFEROR IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES. ACCORDINGLY, HOMEAWAY STOCKHOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS PRIOR TO THE EXPIRATION DATE.

The Offeror will not accept any alternative, conditional or contingent tenders, and no fractional shares of HomeAway common stock will be accepted for exchange. By executing this letter of transmittal (or a manual facsimile thereof) or transmitting an Agent’s Message, the tendering stockholder waives any right to receive any notice of the acceptance for exchange of the tendered shares of HomeAway common stock.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of HomeAway common stock tendered and/or the certificate numbers evidencing such shares of HomeAway common stock, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders. If fewer than all the shares of HomeAway common stock evidenced by any certificate delivered to the exchange agent are to be tendered hereby, fill in the number of shares of HomeAway common stock that are to be tendered in the box titled “Total Number of Shares Tendered.” In such case, a new certificate evidencing the remainder of the shares of HomeAway common stock that were evidenced by the old certificates, but were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Shares Tendered” herein, as soon as practicable after the expiration date. All shares of HomeAway common stock evidenced by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures; Stock Powers and Endorsements.

(a) Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of the shares of HomeAway common stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such shares of HomeAway common stock without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the shares of HomeAway common stock tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal.

(c) Different Names on Certificates. If any of the shares of HomeAway common stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such shares of HomeAway common stock.

(d) Endorsements. If this letter of transmittal is signed by the registered holder(s) of the shares of HomeAway common stock tendered hereby, no endorsements of certificates evidencing such shares of HomeAway common stock or separate stock powers are required unless the shares of Expedia common stock are to be issued to, or certificates evidencing shares of HomeAway common stock not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). In all other cases, such endorsements or stock powers are required, and signatures on any such certificate(s) or stock powers must be guaranteed by an eligible institution as described under Instruction 1.

If this letter of transmittal or any certificate evidencing shares of HomeAway common stock or stock power are executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Offeror or any successor entity thereto will pay any stock transfer tax with respect to the transfer of any shares of HomeAway common stock to it pursuant to the offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or withholding taxes). If, however, the consideration is to be paid to, or if certificate(s) evidencing shares of HomeAway common stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered certificate(s) evidencing shares of HomeAway common stock are registered in the name of any person other than the person(s) signing this letter of transmittal, the Offeror will not be responsible for any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of any such issuance or transfer to such other person and no consideration shall be paid or issued in respect of such shares of HomeAway common stock pursuant to the offer unless evidence satisfactory to the Offeror that such taxes have been paid or are not applicable is submitted.

7. Special Issuance or Payment and Delivery Instructions. If certificates (or, at Expedia’s election, evidence of book-entry transfer) for shares of Expedia common stock and, if applicable, any shares of HomeAway common stock not tendered or not accepted for exchange or a check for cash (including any cash in lieu of a fractional Expedia common stock) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or if any certificates evidencing shares of HomeAway common stock not tendered or not exchanged or a check are to be sent to someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or to the registered holder(s) listed above in the box titled “Description of Shares Tendered” at an address other than that listed above in the box titled “Description of Shares Tendered,” the appropriate boxes on this letter of transmittal should be completed and the signature will need to be guaranteed as described under Instruction 1.

8. Tax Withholding. Under U.S. federal income tax laws, the exchange agent may be required to withhold a portion of any payments made to certain HomeAway stockholders pursuant to the offer. In order to avoid such backup withholding, each HomeAway stockholder that is a United States person (within the meaning of the Internal Revenue Code of 1986, as amended, a “United States person”), and, if applicable, each other United States payee, must provide the exchange agent with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the enclosed IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. If the exchange agent is not provided with such stockholder’s or payee’s correct TIN or an adequate basis for exemption from backup withholding before payment is made, payments of cash made to such stockholder or payee may be subject to backup withholding at the applicable rate and such stockholder or payee may be subject to a penalty imposed by the Internal Revenue Service (the “IRS”). See the enclosed IRS Form W-9 and the instructions thereto for additional information.

Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt stockholders or payees that are United States persons should indicate their exempt status on the enclosed IRS Form W-9. A HomeAway stockholder or other payee that is not a United States person may qualify as an exempt recipient for purposes of United States federal backup withholding by providing the exchange agent with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such stockholder’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the exchange agent or the IRS website (www.irs.gov). Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares of HomeAway common stock to be deemed invalidly tendered, but may require the exchange agent to withhold a portion of the amount of any payments made pursuant to the offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability, if any, of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in the overpayment of taxes, a payee may claim a refund or credit by timely submitting the required information to the IRS. Tax matters can be complicated, and the tax consequences of the offer to a particular HomeAway stockholder will depend on such stockholder’s particular facts and circumstances. HomeAway stockholders should consult their own tax advisors to determine the specific consequences to them of tendering their shares of HomeAway common stock pursuant to the offer.

FAILURE TO COMPLETE AND RETURN THE ENCLOSED IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE PURSUANT TO THE OFFER.

As described in the prospectus/offer to exchange in the section entitled “Material U.S. Federal Income Tax Consequences,” in some circumstances, any gain recognized by a HomeAway stockholder that is not a United States person on the receipt of cash and Expedia common stock in exchange for its shares of HomeAway common stock pursuant to the offer could be treated as dividend income for U.S. federal income tax purposes, which income may be subject to U.S. federal withholding tax. Accordingly, it is expected that the exchange agent will withhold U.S. federal withholding tax at a rate of 30% from any cash payments made to a tendering stockholder or other payee that is not a United States person. Any such stockholder or other payee that wishes to establish that no withholding is required because any such dividend income is “effectively connected” with the beneficial owner’s conduct of a trade or business in the United States (and, if required by an applicable tax treaty, is attributable to a permanent establishment of such owner in the United States) or that such stockholder or other payee is entitled to a reduced rate of U.S. federal withholding tax in respect of the payment of cash consideration pursuant to the offer under an applicable income tax treaty must provide the exchange agent with a properly completed and executed appropriate IRS Form W-8 and any other required documentation. An appropriate IRS Form W-8 may be obtained from the exchange agent or at the IRS website (www.irs.gov). HomeAway stockholders or other payees that are not United States persons should consult their own tax advisors regarding the U.S. federal income tax treatment of the cash consideration payable pursuant to the offer, the procedures for claiming treaty benefits or otherwise establishing an exemption from U.S. withholding tax with respect to such cash consideration and strategies for mitigating any such U.S. withholding tax (including the potential desirability of selling their shares of HomeAway common stock or Expedia common stock (and considerations relating to the timing of any such sales)).

9. Requests for Additional Copies. Questions and requests for assistance or additional copies of the prospectus/offer to exchange and this letter of transmittal should be directed to the information agent at its address and telephone number set forth on the back page of this letter of transmittal. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the offer.

10. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing the shares of HomeAway common stock to be tendered has been mutilated, lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer & Trust Company, LLC, HomeAway’s transfer agent, at 718-921-8200, prior to submitting this letter of transmittal. The stockholder should then be instructed as to the steps that must be taken in order to replace the certificate(s). The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This letter of transmittal and related documents cannot be processed until the mutilated, lost, destroyed or stolen certificates have been replaced and the replacement certificates have been delivered to the exchange agent in accordance with the instructions contained in this letter of transmittal. HomeAway stockholders should allow sufficient time for the replacement of any mutilated, lost, destroyed or stolen stock certificates and the subsequent tender of such replacement certificates before the expiration date.

11. Waiver of Conditions. The Offeror reserves the absolute right to waive any condition of the offer to the extent permitted by applicable law except as specified in the prospectus/offer to exchange.

12. Irregularities. All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of HomeAway common stock and any notice of withdrawal will be determined by the Offeror in its sole discretion, which determinations shall be final and binding to the fullest extent permitted by law. The Offeror reserves the absolute right to reject any or all tenders of shares of HomeAway common stock it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any shares of HomeAway common stock of any particular HomeAway stockholder, whether or not similar defects or irregularities are waived in the case of other HomeAway stockholders. No tender of shares of HomeAway common stock will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of Expedia, the Offeror, HomeAway, their respective affiliates and associates, the exchange agent, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of shares of HomeAway common stock, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. The Offeror’s interpretation of the terms and conditions of the offer, including this letter of transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME.

Facsimiles of this letter of transmittal, properly completed and duly signed, will be accepted. In such case, a copy of this letter of transmittal and certificates evidencing shares of HomeAway common stock and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the exchange agent at one of its addresses set forth herein.

If the Offeror becomes aware of any jurisdiction in which the making of the offer or the tender of shares of HomeAway common stock in connection therewith would not be in compliance with applicable law, the Offeror will make a good faith effort to comply with any such law. If, after such good faith effort, the Offeror cannot comply with any such law, the offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of shares of HomeAway common stock in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the offer to be made by a licensed broker or dealer, the offer shall be deemed to be made on behalf of the Offeror by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained
outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐   Limitedliability company. Enter the tax classification  (C=C corporation, S=S corporation, P=partnership)  ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐   Other(see instructions)  ▶

	5 Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701–7).

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Form W-9 (Rev. 12-2014)	Page 3

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS- 4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 12-2014)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at:spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file Information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary & Exchange Agent for the offer is:

By Mail:	By Express Mail or Overnight Delivery:

Computershare C/O Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare C/O Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Questions or requests for assistance may be directed to the information agent at its address and telephone number set forth below. Requests for additional copies of the prospectus/offer to exchange and this letter of transmittal may be directed to the information agent at the address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the offer.

The information agent for the offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 622-1573

Email: HomeAway@dfking.com